VIEW SYSTEMS, INC.

2010 EQUITY INCENTIVE PLAN

SECTION 1

EFFECTIVE DATE AND PURPOSE

1.1

Effective Date.  This Plan shall be effective on the later of (i) the date of its adoption by the Company’s Board of Directors, or (ii) the date of approval by the shareholders of the Company, provided that such stockholder approval shall be obtained within twelve (12) months before or after the date the Company’s Board of Directors adopts the Plan.

1.2

Purpose of this Plan.  The Plan is intended to attract, motivate, and retain employees of the Company, consultants who provide significant services to the Company, and members of the Board of Directors of the Company who are not employees of the Company.  The Plan is designed to further the growth and financial success of the Company by aligning the interests of the Participants, through the ownership of Shares and through other incentives, with the interests of the Company’s stockholders.

SECTION 2

DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1

“Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 3 of the Plan.

2.2

“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

2.3

“Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, or a Performance Award.

2.4

“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

2.5

“Award Transfer Program” means any program instituted by the Committee which would permit Participants the opportunity to transfer any outstanding Awards to a financial institution or other person or entity approved by the Committee.

2.6

“Board” or “Board of Directors” means the Board of Directors of the Company.

2.7

“Change in Control” means the occurrence of any of the following events:

2.7.1  Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

2.7.2  The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

2.7.3  A change in the composition of the Board occurring within a two (2)-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either

(A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

2.7.4  The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

2.8

“Code” means the Internal Revenue Code of 1986, as amended.  Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.9

“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 3 hereof.

2.10

“Common Stock” means the common stock of the Company.

2.11

“Company” means View Systems, Inc., a Nevada corporation, or any successor thereto.

2.12

“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

2.13

“Director” means a member of the Board.

2.14

“Disability” means a permanent and total disability that renders the Participant unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.  The determination of a Participant’s Disability shall be made by the Board based upon the advice of competent medical advisors.

2.15

“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.16

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.  Reference to a specific section of ERISA or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.17

“Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

2.18

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.19

“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have higher or lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

2.20

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

2.20.1  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

2.20.2  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.

2.21

“Fiscal Year” means the fiscal year of the Company.

2.22

“Grant Date” means, with respect to an Award, the date that the Award was granted.  Notice of grant will be provided to each participant within a reasonable time after the date of such grant.

2.23

“Incentive Stock Option” means an Option to purchase Shares which is designated as an “Incentive Stock Option” and is intended to meet the requirements of section 422 of the Code.

2.24

“Inside Director” means a Director who is an Employee.

2.25

“Non-Discretionary Grant Program” means the non-discretionary grant program in effect under Section 3 of the Plan, which is intended for use only by Directors who are not Inside Directors.

2.26

“Nonqualified Stock Option” means an Option to purchase Shares which is not an Incentive Stock Option.

2.27

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.28

“Option” means a stock option granted pursuant to the Plan.

2.29

“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

2.30

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if permitted under the terms of this Plan, such other person who holds an outstanding Option.

2.31

“Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

2.32

“Outside Director” means a Director who is not an Employee.

2.33

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

2.34

“Participant” means an Employee, Consultant or Director who has an outstanding Award.

2.35

“Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(d)(ii).

2.36

“Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 8.

2.37

“Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 8.

2.38

“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

2.39

“Plan” means this 2010 Equity Incentive Plan.

2.40

[This paragraph is reserved].

2.41

“Restricted Stock” means Shares issued pursuant to a Restricted Stock Award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

2.42

“Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7.2.

2.43

“Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

2.44

[This paragraph is reserved].

2.45

“Retirement” means (a) in the case of an Employee, a Termination of Service by reason of the Employee’s retirement on or after attaining age 65.

2.46

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

2.47

“Section 16(b)” means Section 16(b) of the Exchange Act.

2.48

“Securities Act” means the Securities Act of 1933, as amended.

2.49

“Service Provider” means an Employee, Director or Consultant.

2.50

“Share” means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

2.51

[This paragraph is reserved].

2.52

[This paragraph is reserved].

2.53

“Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Non-Statutory Stock Option, a Restricted Stock Award, a Performance Stock Award or any Other Stock Award.

2.54

“Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

2.55

“Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

2.56

“Termination of Service” means (a) in the case of an Employee, a cessation of the employee-employer relationship between an employee and the Company for any reason, (b) in the case of a Director, a cessation of service as a member of the Board of Directors of the Company for any reason, but excluding in all cases any such cessation where there is a simultaneous reengagement of individual by the Company; and (c) in the case of a Consultant, a cessation of service to the Company for any reason.

SECTION 3

ADMINISTRATION

3.1

Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 3.3.

3.2

Powers of Board. Except with respect to the Non-Discretionary Grant Program, the Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

3.2.1  To determine from time to time (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted, including the length of an award period (not less than one year and not more than ten years); (C) what type or combination of types of Award shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; and (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

3.2.2  To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective.

3.2.3  To settle all controversies regarding the Plan and Awards granted under it.

3.2.4  To accelerate the time at which a Stock Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

3.2.5  To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

3.2.6  To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or Stock Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law. However, except as provided in Section 11.1 relating to Changes in Capitalization, stockholder approval shall be required for any amendment of the Plan that either (i) materially increases the number of shares of Common Stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to receive Awards under the Plan, (iii) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (iv) materially extends the term of the Plan, or (v) expands the types of Awards available for issuance under the Plan, but only to the extent required by applicable law or listing requirements. Except as provided in Section 3.2.8, rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.

3.2.7  To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (i) Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (ii) Section 422 of the Code regarding Incentive Stock Options or (iii) Rule 16b-3.

3.2.8  To amend the terms of any one or more Awards or stock awards granted under the Plan, including, but not limited to, amendments to provide terms more favorable than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, the rights under any Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent if necessary to maintain the qualified status of the Award as an Incentive Stock Option or to bring the Award into compliance with Code Section 409A and the related guidance thereunder.

3.2.9

Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

3.2.10  To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

3.2.11  To effect, at any time and from time to time, with the consent of any adversely affected Optionholder, (1) the reduction of the exercise price of any outstanding Option under the Plan, (2) the cancellation of any outstanding Option under the Plan and the grant in substitution therefor of (A) a new Option under the Plan or another equity plan of the Company covering the same or a different number of shares of Common Stock, (B) a Restricted Stock Award (including a stock bonus), (C) an Other Stock Award, (D) cash and/or (E) other valuable consideration (as determined by the Board, in its sole discretion), or (3) any other action that is treated as a re-pricing under generally accepted accounting principles.

3.3

Delegation to Committee.

3.3.1  General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. However, the Board may not delegate administration of the Non-Discretionary Grant Program. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

3.3.2  Section 162(m) and Rule 16b-3 Compliance. In the sole discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee, in its sole discretion, may (A) delegate to a Committee of Directors who need not be Outside Directors the authority to grant Awards to eligible persons who are either (I) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (II) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, or (B) delegate to a Committee of Directors who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

3.4

Delegation to an Officer. The Board may delegate to one or more Officers the authority to do one or both of the following: (i) designate Employees who are not Officers to be recipients of Options (and, to the extent permitted by

Nevada law, other Stock Awards) and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself.

3.5

Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

3.6

Administration of Non-Discretionary Grant Program. The Board shall have the power, subject to and within the limitations of, the express provisions of the Non-Discretionary Grant Program:

3.6.1  To determine the provisions of each Stock Award to the extent not specified in the Non-Discretionary Grant Program.

3.6.2  To construe and interpret the Non-Discretionary Grant Program and the Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Non-Discretionary Grant Program or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Non-Discretionary Grant Program fully effective.

3.6.3  To amend the Non-Discretionary Grant Program or a Stock Award thereunder as provided in Section 3.6.

3.6.4  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Non-Discretionary Grant Program.

SECTION 4

SHARES SUBJECT TO THIS PLAN

4.1

Number of Shares. Subject to adjustment as provided in Section 4.3, fifty million (50,000,000) Shares shall be available for award under the Plan.  Shares granted under this Plan may be either authorized but unissued Shares or treasury Shares, or any combination thereof.

4.2

Lapsed Awards. If an Award is canceled, terminates, expires or lapses for any reason, any Shares subject to such Award shall be available for award to other Participants.

4.3

Adjustments in Awards and Authorized Shares.  In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, stock split, share combination, or other change in the corporate structure of the Company affecting the Shares, the Board shall adjust the number and class of Shares which may be delivered under this Plan, the number, class and price of Shares subject to outstanding Awards, and the numerical limits of Sections 4.1, 6.1, and 7.1 in such manner as the Board shall determine to be advisable or appropriate to prevent the dilution or diminution of such Awards.

4.4

Repurchase Option.  The Board may include in the terms of any Award Agreement that the Company shall have the option to repurchase Shares of any Participant acquired pursuant to any Award granted under the Plan upon the Termination of Service of such Participant upon such terms as the Board shall state in the Award.

4.5

Buy-Out Provision.  The Board may at any time offer on behalf of the Company to buy out, for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Board shall establish and communicate to the Participants at the time such offer is made.

4.6

Restrictions on Share Transferability.  The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Award as it may deem advisable or appropriate, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, and any blue sky or state securities laws.

SECTION 5

ELIGIBLITY

5.1

Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a parent corporation or subsidiary corporation (as such terms are defined in Code Sections 424(e) and (f)). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

5.2

Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

5.3

Consultants. A Consultant shall be eligible for the grant of a Stock Award only if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, because the Consultant is a natural person, or because of any other rule governing the use of Form S-8.  Notwithstanding the foregoing, Awards made to Consultants under the Plan prior to the Company’s eligibility to register shares on Form S-8 are permissible and subject to the terms and conditions of the Plan if, at the time such Award was granted, both the offer and the sale of shares pursuant to such Award were exempt from registration under Rule 701 of the Securities Act.

SECTION 6

STOCK OPTIONS

6.1

Grant of Options.  Subject to the terms and provisions of this Plan, Options may be granted to Participants at any time and from time to time as determined by the Board.  The Board shall determine the number of Shares subject to each Option; provided, however, that during any Fiscal Year, no Participant shall be granted Options covering more than 150,000 Shares; and provided, further, any Options or other equity awards from predecessors or acquired businesses shall not be included for purposes of calculating the limitation during any Fiscal Year.  The Board may grant Incentive Stock Options, Nonqualified Stock Options, or any combination thereof.

6.2

Award Agreement.  Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option and such other terms and conditions as the Board shall determine.  The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

6.3

Exercise Price.  The Exercise Price for each Option shall be determined by the Board and shall be provided in each Award Agreement. The exercise price shall not be less than the market price of one share of common stock on the date that the Option is granted.

6.3.1  Nonqualified Stock Options.  In the case of a Nonqualified Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

6.3.2  Incentive Stock Options.  In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

6.3.3

Substitute Options.  Notwithstanding the provisions of Sections 6.3.1 and 6.3.2, in the event that the Company consummates a transaction described in section 424(a) of the Code, persons who become Participants on account of such transaction may be granted Options in substitution for options granted by such former employer or recipient of services.  If such substitute Options are granted, the Board, consistent with section 424(a) of the Code, may determine that such substitute Options shall have an exercise price less than one hundred (100%) of the Fair Market Value of the Shares on the Grant Date.

6.4

Expiration of Options.

6.4.1  Expiration Dates.  Except as provided in Section 6.7.3 regarding Incentive Stock Options, each Option shall terminate upon the earlier of the first to occur of the following events:

(a)

The date(s) for termination of the Option set forth in the Award Agreement;

(b)

The date determined under Section 6.8 regarding Termination of Service; or

(c)

The expiration of ten (10) years from the Grant Date.

6.4.2  Board Discretion.  Subject to the limits of Section 6.4.1, the Board shall provide in each Award Agreement when each Option expires and becomes unexercisable.  Notwithstanding the foregoing, the maximum term of the Option may not be extended after an Option is granted.

6.5

Exercise of Options.  Options granted under this Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall determine.  After an Option is granted, the Board may accelerate the exercisability of the Option.  If the Board provides that any Option is exercisable only in installments, the Board may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Board may determine.

6.6

Payment.  Options shall be exercised by the Participant’s delivery of a written notice of exercise to the Board (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.  Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent.  The Board also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Board determines (i) to provide legal consideration for the Shares, and (ii) to be consistent with the purposes of this Plan.  As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant, Share certificates (which may be in book entry form) representing such Shares.

6.7

Certain Additional Provisions for Incentive Stock Options.

6.7.1  Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

6.7.2  Company and Subsidiaries Only.  Incentive Stock Options may be granted only to persons who are Employees of the Company or a Subsidiary on the Grant Date.

6.7.3  Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

6.8

Termination of Service.

6.8.1  Termination for Cause.  An Option may not be exercised in the event a Participant’s Termination of Service is for cause.

6.8.2

Termination Due To Disability, or Retirement. Unless otherwise specifically provided in the Award Agreement, an Option may not be exercised more than one (1) year after a Participant’s Termination of Service due to Disability, or Retirement.  Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

6.8.3

Termination Due To Death.  If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

6.8.4

Termination For Other Reasons.  Unless otherwise specifically provided in the Award Agreement, an Option may not be exercised more than ninety (90) days after a Participant’s Termination of Service for any reason other than described in Section 6.8.2 or 6.8.3.

6.9

Restriction on Option Transfer.  No Nonqualified Stock Option or Incentive Stock Option may be transferred, gifted, bequeathed, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily without the prior written consent of the Board, except that the Board may permit a transfer, upon the Participant’s death, to beneficiaries designated by the Participant as provided in Section 13.14.

SECTION 7

RESTRICTED STOCK

7.1

Grant of Restricted Stock. Subject to the terms and provisions of this Plan, the Board, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Board shall determine.  The Board shall determine the number of Shares to be granted to each Participant; provided, however, no Participant shall receive more than 100,000 Shares of Restricted Stock during any Fiscal Year.

7.2

The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical, provided, however, that each Restricted Stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

7.2.1  Consideration. A Restricted Stock Award may be awarded in consideration for (A) past or future services actually or to be rendered to the Company or an Affiliate, or (B) any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

7.2.2  Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

7.2.3  Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may receive via a forfeiture condition, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

7.3

Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

7.4

Other Restrictions.  The Board may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate in accordance with this Section 7.4.

7.4.1

General Restrictions.  The Board may set restrictions based upon (a) the achievement of specific performance objectives (Company-wide, divisional or individual), (b) applicable Federal or state securities laws, or (c) any other basis determined by the Board.

7.4.2

Legend on Certificates.  The Board may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. For example, the Board may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:

“THE SALE OR OTHER TRANSFER OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE, WHETHER VOLUNTARY, INVOLUNTARY, OR BY OPERATION OF LAW, IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE COMPANY’S EQUITY INCENTIVE PLAN, AND IN A RESTRICTED STOCK AWARD AGREEMENT.  A COPY OF THIS PLAN AND SUCH RESTRICTED STOCK AWARD AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY.”

7.5

Removal of Restrictions.  Shares of Restricted Stock covered by each Restricted Stock grant made under this Plan shall be released from escrow as soon as practicable after the end of the applicable Period of Restriction.  The Board may accelerate the time at which any restrictions shall lapse and remove any restrictions.   After the end of the applicable Period of Restriction, the Participant shall be entitled to have any legend or legends under Section 7.4.2 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

7.6

Voting Rights.  During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may not exercise any voting rights with respect to those Shares, unless the applicable Award Agreement provides otherwise.

7.7

Dividends and Other Distributions.  During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the applicable Award Agreement.  If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

7.8

Return of Restricted Stock to Company.  On the date set forth in the applicable Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and thereafter shall be available for grant under this Plan.

7.9

[This paragraph is reserved].

7.10

[This paragraph is reserved].

SECTION 8

PERFORMANCE UNITS AND PERFORMANCE SHARES

8.1

Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

8.2

Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

8.3

Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

8.4

Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

8.5

Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

8.6

Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

SECTION 9

LEAVES OF ABSENCE/TRANSFER BETWEEN LOCATIONS

Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonqualified Stock Option.

SECTION 10

TRANSFERABILITY OF AWARDS

10.1

General. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

10.2

Award Transfer Program. Notwithstanding any contrary provision of the Plan, the Administrator shall have all discretion and authority to determine and implement the terms and conditions of any Award Transfer Program instituted pursuant to this Section 10 and shall have the authority to amend the terms of any Award participating, or otherwise eligible to participate in, the Award Transfer Program, including (but not limited to) the authority to (i) amend (including to extend) the expiration date, post-termination exercise period and/or forfeiture conditions of any such Award, (ii) amend or remove any provisions of the Award relating to the Award holder’s continued service to the Company, (iii) amend the permissible payment methods with respect to the exercise or purchase of any such Award, (iv) amend the adjustments to be implemented in the event of changes in the capitalization and other similar events with respect to such Award, and (v) make such other changes to the terms of such Award as the Administrator deems necessary or appropriate in its sole discretion.

SECTION 11

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; DISSOLUTION OR LIQUIDATION; MERGER OR CHANGE IN CONTROL

11.1

Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock which has been authorized for issuance under the Plan, including Shares as to which no Award have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award and including the annual increase provided for in Section 3, the number of shares of Common Stock covered by each outstanding Award and/or the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

11.2

Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

11.3

Merger or Change in Control. In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator will not be required to treat all Awards similarly in the transaction.

In the event that the successor corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option will terminate upon the expiration of such period.

For the purposes of this subsection, an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or upon the payout of a Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 11.3 to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

11.4

Outside Director Awards. With respect to Awards granted to an Outside Director that are assumed or substituted for, if on the date of or following such assumption or substitution the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant (unless such resignation is at the request of the acquirer), then the Participant will fully vest in and have the right to exercise Options as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Performance Units and Performance Shares, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

SECTION 12

TAX WITHHOLDING

12.1

Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

12.2

Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part (without limitation), by (a) paying cash, (b) electing to have the Company withhold otherwise deliverable Shares, or (c) delivering to the Company Shares then owned by the Participant having a Fair Market Value equal to the amount required to be withheld.  The amount of the withholding requirement shall be deemed to include any amount that the Board agrees may be withheld at the time any such election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined.  The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

SECTION 13

MISCELLANEOUS

13.1

Term of Plan. Subject to Section 21 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 14 of the Plan.

13.2

No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or other instrument executed thereunder or in connection with any Award granted pursuant to the Plan shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

13.3

Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

13.4

Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.

13.5

Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has exercised the Stock Award pursuant to its terms and the Participant shall not be deemed to be a stockholder of record until the issuance of the Common Stock pursuant to such exercise has been entered into the books and records of the Company.

13.6

Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (x) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

13.7

Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

13.8

Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee. The Board is authorized to make deferrals of Stock Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of employment or retirement, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

13.9

Compliance with Section 409A. To the extent that the Board determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences described in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Board determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Board may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (1) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (2) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

13.10

Participation.  No Participant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

13.11

Indemnification.  Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s prior written approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

13.12

Successors. All obligations of the Company under this Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

13.13

Beneficiary Designations.  If permitted by the Board, a Participant under this Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death.  Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Board.  In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of this Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.

SECTION 14

AMENDMENT AND TERMINATION OF THE PLAN

14.1

Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

14.2

Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

14.3

Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination, except however, that no Award may be granted during any period of suspension or after termination of this Plan.

SECTION 15

CONDITIONS UPON ISSUANCE OF SHARES

15.1

Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with all Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance. In the event Shares are issuable to counsel for the Company, legal compliance for such transaction shall be effected by the Company’s Chairperson of the Board.

15.2

Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

SECTION 16

STOCKHOLDER APPROVAL

The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

SECTION 17

COVENANTS OF THE COMPANY

17.1

Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

17.2

Inability to Obtain Authority. The inability of the Company, after reasonable efforts, to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained; provided however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award, or any Common Stock issued or issuable pursuant to any such Stock Award.

17.3

No Obligation to Notify. The Company shall have no duty or obligation to any holder of a Stock Award to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

SECTION 18

LEGAL CONSTRUCTION

19.1

Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

19.2

Severability.  In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

19.3

Requirements of Law.  The grant of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required from time to time.

19.4

Securities Law Compliance.  To the extent any provision of this Plan, Award Agreement or action by the Board fails to comply with any applicable federal or state securities law, it shall be deemed null and void, to the extent permitted by law and deemed advisable or appropriate by the Board.

19.5

 Governing Law.  This Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Nevada (excluding its conflict of laws provisions).

19.6

Integration.  All of the terms of this Plan are included and fully integrated within this document.

END OF DOCUMENT

INCENTIVE STOCK OPTION AGREEMENT

OF

VIEW SYSTEMS, INC.

(A Nevada Corporation)

This INCENTIVE STOCK OPTION AGREEMENT (“Option Agreement”) is entered into as of ____________, 2010 (the “Grant Date”), by and between View Systems, Inc., a Nevada corporation (the “Company”), and ___________________ (the “Participant”).

The Company and Participant agree as follows:

1.

Grant of Option. Participant is hereby granted an Incentive Stock Option, within the meaning of Section 422 of the Code (the “Option”), to purchase Common Stock of the Company pursuant to the View Systems, Inc. 2010 Equity Incentive Plan (the “Plan”). The Option and this Option Agreement are subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect. Any terms which are used in this Option Agreement without being defined and which are defined in the Plan shall have the meaning specified in the Plan. This Option may only be granted to persons who are Employees of the Company or a Subsidiary on the Grant Date.

2.

Date of Grant. The date of the grant of the Option is the date set forth above, the date of the action by the Board of Directors or its Committee which administers the Plan (the “Board”) in granting the same.

3.

 Number and Price of Shares. The Option entitles the Participant to purchase _________ shares of the Company’s common stock, $0.001 par value per share (the “Option Shares”), at a price of $______ per share (the “Option Price”).  The exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

4.

Exercise of Option.

(a)

Vesting.  25 percent (25%) of the Option Shares (rounded down to the nearest whole number of shares) shall vest on first anniversary of the Grant Date; and the remaining Option Shares shall vest ratably (rounded down to the nearest whole number of shares), as of the last day of each calendar month, over the next 36-month period.

(b)

After an Option is granted, the Board may accelerate the exercisability of the Option. If the Board provides that any Option is exercisable only in installments, the Board may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Board may determine.

(c)

In all events, vesting under this Section shall cease upon termination of Participant’s service with the Company for any reason.  Termination of Service as defined in the Plan means (a) in the case of an Employee, a cessation of the employee-employer relationship between an employee and the Company for any reason, and (b) in the case of a Director or Consultant, a cessation of service as a member of the Board for any reason; but excluding in all cases any such cessation where there is a simultaneous reengagement of individual by the Company.

(d)

Time of Exercise.  No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all class of stock of the Company or any of its Subsidiaries, the Option may not be exercised after expiration of five (5) years from the Grant Date.

If the Participant does not pertain to the provision 4(d) above, then the Participant may exercise the right to purchase vested Option Shares at any time, in whole or in part, on or before the earlier of:

(i)

Twelve (12) months following the Participant’s Termination of Service due to death or Disability; or

(ii)

Ninety (90) days following the Participant’s Termination of Service for a reason other than death or Disability; or

(iii)

The tenth (10th) anniversary of the Grant Date.

In the event the Participant fails to exercise his right to acquire vested Option Shares within the foregoing timeframe, all rights of the Participant with respect to such Option Shares shall terminate.

(e)

Change of Control.  Notwithstanding any provision in this Option Agreement or the Plan to the contrary, a Change in Control shall not accelerate vesting with respect to the Participant’s outstanding Option Shares.

5.

Notice of Exercise.  The Participant, or the person or persons having the right to exercise the Option upon the death or Disability of the Participant, shall exercise the Option by delivering to the Company written notice specifying the number of Option Shares which the Participant elects to purchase, together with either (i) cash, (ii) cancellation of any indebtedness owed by the Company to the Participant, or (iii) any combination of the above, the sum of which equals the total price to be paid upon the exercise of the Option, and the common stock purchased shall thereupon be promptly delivered.  The Participant will not be deemed to be a holder of any shares, pursuant to the exercise of the Option, until the date of issuance to the Participant of a stock certificate, for such shares, and until the shares are paid in full.

6.

Limited Transferability of Option. This Option may not be transferred, gifted, bequeathed, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily, except that the Board may permit a transfer, upon the Participant’s death, to beneficiaries designated by the Participant as provided in Sections 13.14 and 6.8.3 of the Plan. The Board may also permit a limited transfer due to disability, or retirement as provided in Section 6.8.2 of the Plan.

7.

Forfeiture of Option and Option Proceeds. Notwithstanding anything to the contrary in this Option Agreement, if the Participant incurs a Termination of Service for Cause (as defined below), then the following events of “Forfeiture” shall occur:

(a)

The Participant’s unexercised Options, irrespective of whether or not exercisable or vested, shall immediately terminate; and

(b)

The Company, in its sole discretion, shall have the right to acquire from the Participant all or any portion of the Option Shares previously issued to the Participant for cash in an amount equal to Option Price paid by the Participant with respect to such shares, without interest.  The Company may exercise its right under this subparagraph by giving written notice thereof to the Participant not more than one year after the event giving rise to such Forfeiture, with such notice including the number of Option Shares to be acquired by the Company, the closing date of such acquisition (which shall not be more than thirty (30) days after the date of such notice), and the purchase price of such Option Shares.

For the purposes of this Option Agreement, Termination of Service for “Cause” shall occur if the Board reasonably and in good faith determines that the Participant (i) has committed a significant act of dishonesty, deceit or breach of duty in the performance of the Participant’s duties for the Company or a Subsidiary, including but not limited to, fraud, dishonesty, embezzlement, failure of the Participant to follow the directions of the Board or the officers and supervisors of the Company, or any willful or negligent misconduct; (ii) is convicted of, or files a guilty plea or plea of nolo contendere to any felony, misdemeanor involving moral turpitude, or crime or offense involving dishonesty with respect to the Company; or (iii) has failed to comply with the covenants contained in the Plan or any other restrictive covenants that may apply with respect to the Participant.

This Section 7 shall survive termination of this Option Agreement. The Participant acknowledges and agrees that the restrictions contained in this Section 7 are necessary for the protection of the business and goodwill of the Company and are considered by the Participant to be reasonable for such purpose.  The Participant agrees that any breach of this Section 7 will result in substantial and irrevocable damage to the Company and therefore, in the event of any such breach, in addition to the consequences set forth in the first paragraph of this Section 7 and such other remedies which may be available, the Company shall have the right to seek specific performance and injunctive relief.

8.

Notices.  Any notice required or permitted under this Option Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Participant or the Company.

9.

Withholding of Taxes.  As a condition to the issuance of the Option Shares, the Participant shall (a) remit to the Company at the time of any exercise of the Option any taxes required to be withheld by the Company under federal, state or local laws as a result of the exercise of the Option; or (b) instruct the Company to withhold in accordance with applicable law from any compensation payable to the Participant the taxes required to be held by the Company under federal, state or local laws as a result of the exercise of the Option; or (c) make other arrangements acceptable to the Board in its discretion. The Company may in its sole and absolute discretion withhold a portion of the Option Shares that otherwise would be issued to the Participant upon exercise of the Option in order to satisfy tax withholding requirements, or it may in its sole and absolute discretion permit Participant to tender Option Shares previously acquired in order to satisfy such requirements.  The determination of the amount of any such withholding and the satisfaction of this condition shall be made by the Company in its sole discretion.

10.

Disposition of Option Shares.  As a condition of issuing the Option Shares hereunder, the Participant agrees that unless otherwise determined by the Administrator, a Participant may not sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Option Shares issued pursuant to this Option Agreement other than by will or by the laws of descent or distribution, and, during the lifetime of the Participant, may be exercised only by the Participant.

11.

Restrictions on Transfer and Right of First Refusal.  In the event that the Participant incurs a Termination of Service for any reason, the Company shall have the right to acquire from the Participant all or a portion of such Option Shares for cash in an amount equal to the Fair Market Value of the Option Shares by giving written notice thereof to the Participant not more than 3 months after such termination (or if later, one year after the last date that any outstanding Option awarded under this Option Agreement may be exercised by the Participant following such termination), such notice to include the number of Option Shares to be acquired by the Company, the closing date of such acquisition (which shall not be more than thirty (30) days after the date of such notice), and the Fair Market Value of such Option Shares.

12.

Adjustment of Option Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock split, stock dividend, or other change affecting the corporate structure of the Company’s Shares, the Board shall adjust the number and class of Shares which may be delivered under the Plan, the number, class and price of Shares subject to outstanding Awards, and the numerical limits of Sections 4.1, 6.1, and 7.1 of the Plan in such a manner as the Board shall determine to be advisable or appropriate to prevent the dilution or diminution of such Awards.

13.

Legend on Stock Certificates.  All stock certificates representing shares of common stock issued to the Participant upon exercise of this Option shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by the Company or applicable state law:

“THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH STOCK IS REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.  THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO OTHER RESTRICTIONS ENFORCED PURSUANT TO THE TERMS OF THE COMPANY’S 2010 EQUITY INCENTIVE PLAN.”

14.

Employee Benefits. Participant agrees that the grant and vesting of the Option and the receipt of shares of Common Stock upon exercise of the Option will constitute special incentive compensation that will not be taken into account as “salary” or “compensation” or “bonus” in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company.

15.

No Employment Contract.  Participant understands and agrees that this Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the Participant's part to continue to work for the Company (or any subsidiary of the Company), or of the Company (or any subsidiary of the Company) to continue to employ the Participant, if applicable.

16.

Failure to Enforce Not a Waiver.  The failure of the Company to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

17.

Receipt and Incorporation of Plan.  By entering into this Option Agreement, Participant acknowledges (i) that he or she has received and read a copy of the Plan, (ii) that this Option Agreement is subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect, and (iii) that the Plan is hereby incorporated by reference and made a part hereof, and the Option and this Option Agreement are subject to all terms and conditions of the Plan, as the same may be amended from time to time in the discretion of the Board.

18.

Governing Law. The terms of this Award Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed entirely within Nevada.

19.

Amendment. Subject to the terms and conditions of the Plan, the Board may modify, extend or renew the Option, or accept the surrender of the Option to the extent not theretofore exercised and authorize the granting of new Options in substitution therefore, except that no such action shall diminish or impair the rights under the Option without the consent of the Participant.

20.

Interpretation. The interpretations and constructions of any provision of and determinations on any question arising under the Plan or this Option Agreement in good faith shall be made by the Board, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties.

21.

Miscellaneous. This Option Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto. If any provision of this Option Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Option Agreement and the application of such provision to other circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. All notices or other communications which are required to be given or may be given to either party pursuant to the terms of this Option Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party. Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this Section 21.

IN WITNESS WHEREOF, the Company, by a duly authorized officer of the Company and Participant, has executed this Option Agreement, effective as of the date of grant.

VIEW SYSTEMS, INC.

By: _________________________________

Title:  _______________________________

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Option Agreement and to all the terms and provisions of the Plan herein incorporated by reference.

PARTICIPANT:

Signature: ____________________________

Print: _______________________________

INCENTIVE STOCK OPTION EXERCISE NOTICE

The undersigned Participant and View Systems, Inc. (the “Company”) are parties to an Incentive Stock Option Agreement (the “Option Agreement”).  The Participant hereby notifies the Company that the Participant wishes to exercise Options for the number of Shares(s) specified below as of the exercise date indicated.  All Capitalized terms in this Certificate have the meanings given to them in the View Systems, Inc., 2010 Equity Incentive Plan (the “Plan”) and the Option Agreement.

Number of Option Shares with respect to which Options are Exercised:
Exercise Price per Share:
Aggregate Exercise Price:
Form of Payment:
Exercise Date:

The Participant represents and warrants to the Company that Shares acquired upon exercise of the Options are being acquired for investment purposes.  The Participant acknowledges that Shares acquired upon exercise of the Options have not been registered under the Securities Act of 1933 (the “Act”) or any state securities law and are “restricted securities” as defined in Rule 144 promulgated under the Act and that upon exercise of the Options, certificates for Shares so acquired may bear restrictive legends limiting transferability.  The Shares may not be transferred, sold, offered for sale or otherwise distributed except (i) in conjunction with an effective registration statement of the shares under the Act, or (ii) pursuant to an opinion of counsel satisfactory to the Company that such transfer, sale, offer or distribution is exempt from the registration provisions of the Act and applicable state securities laws.  The Company has no obligation to register the Shares or to include the Shares in any future registration statement.  The Shares are also subject to certain transfer restrictions set forth in the Plan and Option Agreement, which restrictions are hereby acknowledged by the Participant

_____________________________

_____________________________

Participant Signature

Date

___________________________

_____________________________

Print or Type Name

Participant Address

Accepted by View Systems, Inc.:

By:  ______________________________

Title:  _____________________________

RESTRICTED STOCK AWARD AGREEMENT

OF

VIEW SYSTEMS, INC.

(A Nevada Corporation)

View Systems, Inc. (the “Company”), as of _____________ (the “Award Date”), hereby awards to _______________________________ (the “Participant”), _________________  Stock Awards (“SAs”), subject to the terms, definitions and provisions of the View Systems, Inc. 2010 Equity Incentive Plan, as now or hereinafter in effect (the "Plan"), which is incorporated herein by reference, and pursuant to this Restricted Stock Award Agreement (the "Agreement"). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement. In the event of a conflict between the terms of the Plan and this Agreement, the Plan shall prevail.

1.       Restricted Stock. The Board shall determine the number of Shares of Restricted Stock to be granted to each Participant; provided, however, no Participant shall receive more than 100,000 Shares of Restricted Stock during any Fiscal Year.

2.

Vesting Schedule and Conversion of SAs. Subject to the terms of this Award Agreement and the Plan and provided that Participant continues to serve as an Employee or Consultant of the Company throughout the vesting periods set out below, the SAs shall vest and be converted into an equivalent number of Shares that will be distributed to the Participant as follows, provided that fractional shares shall be rounded up to the nearest whole number or paid in cash at the discretion of the Company:

(a)

Twenty-five percent (25%) of the SAs shall vest on first anniversary of the Award Date; and the remaining SAs shall vest ratably, over the next 36-month period.

(b)

The Merger or Change in Control provisions in Section 11 of the Plan shall, in appropriate circumstances, modify the application of the vesting provisions above.

3.

Termination of Participant’s Status.

In the event of termination of Participant’s status as an Employee or Consultant of the Company, Participant’s rights under this Award Agreement in any unvested SAs shall terminate.

4.

Conversion of SAs to Shares. Provided Participant has satisfied the requirements of Section 5 below, on the vesting of any SAs, such vested SAs shall be converted into an equivalent number of Shares that will be distributed to Participant or, in the event of Participant’s death, to Participant’s legal representative, as soon as practicable. An Participant’s rights with respect to the SAs issued under this Award Agreement shall terminate at the time such SAs are converted into Shares. The distribution to the Participant of Shares in respect of the vested SAs shall be evidenced by a stock certificate, appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company, or other appropriate means as determined by the Company. In the event ownership or issuance of Shares is not feasible due to applicable exchange controls, securities regulations, tax laws or other provisions of applicable law, as determined by the Company in its sole discretion, Participant shall receive cash proceeds in an amount equal to the value of the Shares otherwise distributable to Participant, net of the satisfaction of the requirements of Section 5 below.

5.

Withholding of Taxes. Prior to the issuance of Common Shares upon vesting of SAs or the receipt of an equivalent cash payment as provided in Section 4 above, Participant shall pay, or make adequate arrangements satisfactory to the Company to satisfy any withholding obligations of the Company. Except where applicable legal or regulatory provisions prohibit, the standard process for the payment of a Participant’s withholding obligations shall be for the Company to withhold in Common Shares only to the amount of shares necessary to satisfy the minimum withholding amount.

6.

Rights With Respect to Shares. Until the distribution to Participant of the Shares in respect to the vested SAs is evidenced by a stock certificate, appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company, or other appropriate means, Participant shall have no right to vote or receive dividends or any other rights as a shareholder with respect to such Shares, notwithstanding the vesting of SAs. The Company shall cause such distribution to Participant to occur promptly upon the vesting of SAs.

7.

Non-Transferability of SAs.  Participant’s right in the SAs awarded under this Award Agreement and any interest therein may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, other than by will or by the laws of descent or distribution, prior to the distribution of the Shares in respect of such SAs. SAs shall not be subject to execution, attachment or other process.

8.

Additional Representations by Participant.

(a)

By accepting the Award of SAs evidenced by this Award Agreement, Participant agrees not to sell any of the Shares received on account of vested SAs at a time when applicable laws or Company policies prohibit a sale. This restriction shall apply so long as Participant is an Employee or Consultant of the Company.

(b)

Participant understands and agrees that this Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the Participant's part to continue to work for the Company (or any subsidiary of the Company), or of the Company (or any subsidiary of the Company) to continue to employ the Participant, if applicable.

9.

Plan Governs.  Notwithstanding anything in this Award Agreement to the contrary, the terms of this Award Agreement shall be subject to the terms and conditions of the Plan.

10.

Governing Law.  The terms of this Award Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed entirely within Nevada.

11.

Complete Award Agreement; Severability.  This Award Agreement and the Plan constitute the entire agreement between Participant and the Company regarding SAs. If one or more of the provisions of this Award Agreement shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provisions shall be deemed null and void; however, to the extent permissible by law, any provisions which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Award Agreement to be construed so as to foster the intent of this Award Agreement and the Plan.

IN WITNESS WHEREOF, the Company, by a duly authorized officer of the Company and Participant, has executed this Agreement, effective as of the Grant Date.

View Systems, Inc.

By:__________________________________________

Title: ________________________________________

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Agreement and to all the terms and provisions of the Plan herein incorporated by reference.

PARTICIPANT:

Signature:_____________________________________

Print: _______________________________________

PERFORMANCE AWARD AGREEMENT

OF

VIEW SYSTEMS, INC.

(A Nevada Corporation)

This Performance Award Agreement (the “Agreement”) is entered into between View Systems, Inc., a Nevada corporation (the “Company”), and _______________ (the “Participant”), as an employee of the Company or one of its subsidiaries, effective as of the date of grant (the “Grant Date”) set forth in the attached Performance Award Certificate (the “Certificate”), and subject to the terms, definitions and provisions of the View Systems, Inc. 2010 Equity Incentive Plan, as now or hereinafter in effect (the "Plan"), which is incorporated herein by reference, and pursuant to this Performance Award Agreement (the "Agreement"). The Certificate is made a part of this Agreement.

1.

Performance Award. The Company hereby grants to you, effective as of the Grant Date, a performance award (the “Performance Award”) representing the right to receive the Award, as set forth in the attached Certificate and subject to the terms and conditions set forth in this Agreement, the Certificate and the Plan. The Performance Award, to the extent it becomes payable, shall be paid in the form set forth in the Certificate. You will not be required to pay any purchase price for the Performance Award.

2.

Performance Period and Performance Goals. The performance period (the “Performance Period”) and performance goals for purposes of determining whether, and the extent to which, the Performance Award will be paid shall be set forth in the attached Certificate, which is made a part of this Agreement.

3.

Payment of Award. Subject to the provisions of Sections 4 and 5 of this Agreement, the Performance Award shall be paid as soon as practicable after the Administrator determines, in its discretion after the end of the Performance Period, whether and to what extent the performance goals have been achieved in accordance with the terms set forth in the Certificate. After the Performance Award becomes payable pursuant to Section 3, 4 or 5 hereof, and following payment of any applicable withholding taxes pursuant to Section 7 hereof, the Company shall promptly cause the Award to be issued to you or your legal representatives, beneficiaries or heirs, as the case may be.

4.

Forfeiture. Except as otherwise provided in a written agreement between you and the Company or as provided in Section 5 of this Agreement, in the event of termination of your employment with the Company during the Performance Period, the Performance Award and your right to receive any Award shall be immediately and irrevocably forfeited.

5.

Change in Control. Notwithstanding the provisions of Section 3 of this Agreement, in the event of a Change in Control during the Performance Period, you may be entitled to receive a payment of the Performance Award as set forth in Certificate attached to this Agreement. Such payment shall be made depending on whether the successor company assumes or substitutes for the Award. If the successor company does not substitute for the Performance Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding rights that would not otherwise be vested or exercisable; the Performance Award would be deemed achieved at one hundred percent. If a payment is made pursuant to this Section 5, no payment shall be made pursuant to Section 3 of this Agreement.

6.

Restriction on Transfer. The Performance Award, and the right to receive the Award, may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of or encumbered, other than by will or the laws of descent and distribution, and no attempt to transfer the Performance Award, and the right to receive the Award, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to the Performance Award or the Award. No transfer by will or the applicable laws of descent and distribution of the Performance Award shall be effective to bind the Company unless the Board shall have been furnished with written notice of such transfer and a copy of the will or such other evidence as the Board may deem acceptable to establish the validity of the transfer.

7.

Income Tax Matters. You acknowledge that you will consult with your personal tax advisor regarding the income tax consequences of the grant of the Performance Award, the receipt of the Award upon any payment of the Performance Award, the subsequent disposition of any stock underlying the Award and any other matters related to this Agreement. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are your sole and absolute responsibility, are withheld or collected from you.

8.

Miscellaneous.

(a)

Participant understands and agrees that this Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the Participant's part to continue to work for the Company (or any subsidiary of the Company), or of the Company (or any subsidiary of the Company) to continue to employ the Participant, if applicable.

(b)

You shall not have any rights of a stockholder by virtue of this Performance Award.

(c)

The Company shall not be required to deliver any Award until the requirements of any federal or state securities laws, rules or regulations or other laws or rules (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(d)

This Agreement, the Certificate and the Plan contain the entire agreement and understanding among the parties as to the subject matter hereof.

(e)

This Agreement is subject to the terms of the Plan. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement and in the attached Certificate. In the event of a conflict between the terms of the Plan and this Agreement (or the Certificate), the Plan shall prevail.

(e)

The terms of this Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed entirely within Nevada.

(f)

The terms of this Agreement shall be binding upon you and upon your heirs, executors, administrators, personal representatives, transferees, assignees and successors in interest, and upon the Company and its successors and assignees.

(h)

THIS AGREEMENT IS ATTACHED TO AND MADE A PART OF A PERFORMANCE AWARD CERTIFICATE AND SHALL HAVE NO FORCE OR EFFECT UNLESS SUCH PERFORMANCE AWARD CERTIFICATE IS DULY EXECUTED AND DELIVERED BY THE COMPANY AND YOU.

IN WITNESS WHEREOF, the Company, by a duly authorized officer of the Company and Participant, has executed this Agreement, effective as of the Grant Date.

View Systems, Inc.

By: __________________________________________

Title:  ________________________________________

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Agreement and to all the terms and provisions of the Plan herein incorporated by reference.

PARTICIPANT:

Signature:_____________________________________

Print: ________________________________________

PERFORMANCE AWARD CERTIFICATE

This certifies the Performance Award, as specified below, has been granted under the View Systems, Inc. 2010 Equity Incentive Plan (the “Plan”), the terms and conditions of which are incorporated by reference herein and made a part hereof. In addition, the award shown in this Performance Award Certificate is nontransferable and is subject to the terms and conditions set forth in the attached Performance Award Agreement of which this Performance Award Certificate is a part.

[Name and Address of the Participant]

You have been granted the following Award:

Grant Type of “Award”:

[Cash] [Stock]

Maximum Value of Award:

$

Grant Date:

(date)

Performance Period:

(date to date)

Performance Goals:

By the Company’s and your signature below, it is agreed that this Performance Award is governed by the terms and conditions of the Performance Award Agreement, a copy of which is attached and made a part of this document, and the Plan.

VIEW SYSTEMS, INC.

By: __________________

Date: _____________

Title: ________________

PARTICIPANT

_____________________

Date: _____________

Signature

_____________________

Print Name

NONQUALIFIED STOCK OPTION AGREEMENT

OF

VIEW SYSTEMS, INC.

(A Nevada Corporation)

This STOCK OPTION AGREEMENT is entered into as of ____________, 2010 (the “Grant Date”), by and between View Systems, Inc., a Nevada corporation (the “Company”), and ___________________ (the “Participant”).

The Company and Participant agree as follows:

1.

Grant of Option. Participant is hereby granted a Nonqualified Stock Option (“the Option”), to purchase Common Stock of the Company pursuant to the VIEW SYSTEMS, INC. 2010 Equity Incentive Plan (the “Plan”). The Option is not intended to qualify as an Incentive Stock Option within the meaning of Section 422(d) of the Internal Revenue Code. This Option and this Option Agreement are subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect. Any terms which are used in this Option Agreement without being defined and which are defined in the Plan shall have the meaning specified in the Plan.

2.

Date of Grant. The date of the grant of the Option is the date set forth above, the date of the action by the Board of Directors or its Committee which administers the Plan (the “Board”) in granting the same.

3.

 Number and Price of Shares. The Option entitles the Participant to purchase _________ shares of the Company’s common stock, $0.001 par value per share (the “Option Shares”), at a price of $______ per share (the “Option Price”). The exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

4.

Exercise of Option.

(a)

Vesting.  25 percent (25%) of the Option Shares (rounded down to the nearest whole number of shares) shall vest on the first anniversary of the Grant Date; and the remaining Option Shares shall vest ratably (rounded down to the nearest whole number of shares), as of the last day of each calendar month, over the next 36-month period.

(b)

After an Option is granted, the Board may accelerate the exercisability of the Option. If the Board provides that any Option is exercisable only in installments, the Board may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Board may determine.

(c)

In all events, vesting under this Section shall cease upon termination of Participant’s service with the Company for any reason.  Termination of Service as defined in the Plan means (a) in the case of an Employee, a cessation of the employee-employer relationship between an employee and the Company for any reason, and (b) in the case of a Director or Consultant, a cessation of service as a member of the Board for any reason; but excluding in all cases any such cessation where there is a simultaneous reengagement of individual by the Company.

(d)

Time of Exercise.  The Participant may exercise the right to purchase vested Option Shares at any time, in whole or in part, on or before the earlier of:

(i)

Twelve (12) months following the Participant’s Termination of Service due to death or Disability; or

(ii)

Ninety (90) days following the Participant’s Termination of Service for a reason other than death or Disability; or

(iii)

The tenth (10th) anniversary of the Grant Date.

In the event the Participant fails to exercise his right to acquire vested Option Shares within the foregoing timeframe, all rights of the Participant with respect to such Option Shares shall terminate.

(e)

Change of Control.  Notwithstanding any provision in this Option Agreement or the Plan to the contrary, a Change in Control shall not accelerate vesting with respect to the Participant’s outstanding Option Shares.

5.

Notice of Exercise.  The Participant, or the person or persons having the right to exercise the Option upon the death or Disability of the Participant, shall exercise the Option by delivering to the Company written notice specifying the number of Option Shares which the Participant elects to purchase, together with either (i) cash, (ii) cancellation of any indebtedness owed by the Company to the Participant, or (iii) any combination of the above, the sum of which equals the total price to be paid upon the exercise of the Option, and the common stock purchased shall thereupon be promptly delivered.  The Participant will not be deemed to be a holder of any shares, pursuant to the exercise of the Option, until the date of issuance to the Participant of a stock certificate, for such shares, and until the shares are paid in full.

6.

Limited Transferability of Option. This Option may not be transferred, gifted, bequeathed, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily, except that the Board may permit a transfer, upon the Participant’s death, to beneficiaries designated by the Participant as provided in Sections 13.14 and 6.8.3 of the Plan. The Board may also permit a limited transfer due to disability, or retirement as provided in Section 6.8.2 of the Plan.

7.

Forfeiture of Option and Option Proceeds. Notwithstanding anything to the contrary in this Option Agreement, if the Participant incurs a Termination of Service for Cause (as defined below), then the following events of “Forfeiture” shall occur:

(a)

The Participant’s unexercised Options, irrespective of whether or not exercisable or vested, shall immediately terminate; and

(b)

The Company, in its sole discretion, shall have the right to acquire from the Participant all or any portion of the Option Shares previously issued to the Participant for cash in an amount equal to Option Price paid by the Participant with respect to such shares, without interest.  The Company may exercise its right under this subparagraph by giving written notice thereof to the Participant not more than one year after the event giving rise to such Forfeiture, with such notice including the number of Option Shares to be acquired by the Company, the closing date of such acquisition (which shall not be more than thirty (30) days after the date of such notice), and the purchase price of such Option Shares.

Termination of Service for “Cause” shall occur if the Board of Directors reasonably and in good faith determines that the Participant (i) has committed a significant act of dishonesty, deceit or breach of duty in the performance of the Participant’s duties for the Company or a Subsidiary, including but not limited to, fraud, dishonesty, embezzlement, failure of the Participant to follow the directions of the Board of Directors or the officers and supervisors of the Company, or any willful or negligent misconduct; (ii) is convicted of, or files a guilty plea or plea of nolo contendere to any felony, misdemeanor involving moral turpitude, or crime or offense involving dishonesty with respect to the Company; or (iii) has failed to comply with the covenants contained in the Plan or any other restrictive covenants that may apply with respect to the Participant..

This Section 7 shall survive termination of this Option Agreement. The Participant acknowledges and agrees that the restrictions contained in this Section 7 are necessary for the protection of the business and goodwill of the Company and are considered by the Participant to be reasonable for such purpose.  The Participant agrees that any breach of this Section 7 will result in substantial and irrevocable damage to the

Company and therefore, in the event of any such breach, in addition to the consequences set forth in the first paragraph of this Section 7 and such other remedies which may be available, the Company shall have the right to seek specific performance and injunctive relief.

8.

Notices.  Any notice required or permitted under this Option Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Participant or the Company.

9.

Withholding of Taxes.  As a condition to the issuance of the Option Shares, the Participant shall (a) remit to the Company at the time of any exercise of the Option any taxes required to be withheld by the Company under federal, state or local laws as a result of the exercise of the Option; or (b) instruct the Company to withhold in accordance with applicable law from any compensation payable to the Participant the taxes required to be held by the Company under federal, state or local laws as a result of the exercise of the Option; or (c) make other arrangements acceptable to the Board of Directors in its discretion. The Company may in its sole and absolute discretion withhold a portion of the Option Shares that otherwise would be issued to the Participant upon exercise of the Option in order to satisfy tax withholding requirements, or it may in its sole and absolute discretion permit Participant to tender Option Shares previously acquired in order to satisfy such requirements.  The determination of the amount of any such withholding and the satisfaction of this condition shall be made by the Company in its sole discretion.

10.

Disposition of Option Shares.  As a condition of issuing the Option Shares hereunder, the Participant agrees that unless otherwise determined by the Administrator, a Participant may not sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Option Shares issued pursuant to this Option Agreement other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.

11.

Restrictions on Transfer.  In the event that the Participant incurs a Termination of Service for any reason, the Company shall have the right to acquire from the Participant all or a portion of such Option Shares for cash in an amount equal to the Fair Market Value of the Option Shares by giving written notice thereof to the Participant not more than 3 months after such termination (or if later, one year after the last date that any outstanding Option awarded under this Option Agreement may be exercised by the Participant following such termination), such notice to include the number of Option Shares to be acquired by the Company, the closing date of such acquisition (which shall not be more than thirty (30) days after the date of such notice), and the Fair Market Value of such Option Shares.

12.

Adjustment of Option Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock split, stock dividend, or other change affecting the corporate structure of the Company’s Shares, the Board shall adjust the number and class of Shares which may be delivered under the Plan, the number, class and price of Shares subject to outstanding Awards, and the numerical limits of Sections 4.1, 6.1, and 7.1 of the Plan in such a manner as the Board shall determine to be advisable or appropriate to prevent the dilution or diminution of such Awards.

13.

Legend on Stock Certificates.  All stock certificates representing shares of common stock issued to the Participant upon exercise of this Option shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by the Company or applicable state law:

“THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH STOCK IS REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL

SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.  THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO OTHER RESTRICTIONS ENFORCED PURSUANT TO THE TERMS OF THE COMPANY’S 2010 EQUITY INCENTIVE PLAN.”

14.

Employee Benefits. Participant agrees that the grant and vesting of the Option and the receipt of shares of Common Stock upon exercise of the Option will constitute special incentive compensation that will not be taken into account as “salary” or “compensation” or “bonus” in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company.

15.

No Employment Contract.  Participant understands and agrees that this Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the Participant's part to continue to work for the Company (or any subsidiary of the Company), or of the Company (or any subsidiary of the Company) to continue to employ the Participant, if applicable.

16.

Failure to Enforce Not a Waiver.  The failure of the Company to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

17.

Receipt and Incorporation of Plan.  By entering into this Option Agreement, Participant acknowledges (i) that he or she has received and read a copy of the Plan, (ii) that this Option Agreement is subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect, and (iii) that the Plan is hereby incorporated by reference and made a part hereof, and the Option and this Option Agreement are subject to all terms and conditions of the Plan, as the same may be amended from time to time in the discretion of the Board.

18.

Governing Law. The terms of this Award Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed entirely within Nevada.

19.

Amendment. Subject to the terms and conditions of the Plan, the Board may modify, extend or renew the Option, or accept the surrender of the Option to the extent not theretofore exercised and authorize the granting of new Options in substitution therefore, except that no such action shall diminish or impair the rights under the Option without the consent of the Participant.

20.

Interpretation. The interpretations and constructions of any provision of and determinations on any question arising under the Plan or this Option Agreement in good faith shall be made by the Board, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties.

21.

Miscellaneous. This Option Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto. If any provision of this Option Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Option Agreement and the application of such provision to other circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. All notices or other communications which are required to be given or may be given to either party pursuant to the terms of this Option Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party. Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this Section 21.

IN WITNESS WHEREOF, the Company, by a duly authorized officer of the Company and Participant, has executed this Option Agreement, effective as of the date of grant.

View Systems, Inc.

By: __________________________________________

Title:  ________________________________________

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Option Agreement and to all the terms and provisions of the Plan herein incorporated by reference.

PARTICIPANT:

Signature: _____________________________________

Print: ________________________________________

NON-QUALIFIED STOCK OPTION EXERCISE NOTICE

The undersigned Participant and View Systems, Inc. (the “Company”) are parties to a Non-Qualified Stock Option Agreement (the “Option Agreement”).  The Participant hereby notifies the Company that the Participant wishes to exercise Options for the number of Shares(s) specified below as of the exercise date indicated.  All Capitalized terms in this Certificate have the meanings given to them in the View Systems, Inc., 2010 Equity Incentive Plan (the “Plan”) and the Option Agreement.

Number of Option Shares with respect to which Options are Exercised:
Exercise Price per Share:
Aggregate Exercise Price:
Form of Payment:
Exercise Date:

The Participant represents and warrants to the Company that Shares acquired upon exercise of the Options are being acquired for investment purposes.  The Participant acknowledges that Shares acquired upon exercise of the Options have not been registered under the Securities Act of 1933 (the “Act”) or any state securities law and are “restricted securities” as defined in Rule 144 promulgated under the Act and that upon exercise of the Options, certificates for Shares so acquired may bear restrictive legends limiting transferability.  The Shares may not be transferred, sold, offered for sale or otherwise distributed except (i) in conjunction with an effective registration statement of the shares under the Act, or (ii) pursuant to an opinion of counsel satisfactory to the Company that such transfer, sale, offer or distribution is exempt from the registration provisions of the Act and applicable state securities laws.  The Company has no obligation to register the Shares or to include the Shares in any future registration statement.  The Shares are also subject to certain transfer restrictions set forth in the Plan and Option Agreement, which restrictions are hereby acknowledged by the Participant

_____________________________

_____________________________

Participant Signature

Date

___________________________

_____________________________

Print or Type Name

Participant Address

Accepted by View Systems, Inc.:

By:  _________________________

Title:  ________________________

NON-DISCRETIONARY GRANT PROGRAM FOR DIRECTORS

OF

VIEW SYSTEMS, INC.
(A Nevada Corporation)

This NON-DISCRETIONARY GRANT PROGRAM FOR DIRECTORS is entered into as of ____________, 2010 (the “Grant Date”), by and between View Systems, Inc., a Nevada corporation (the “Company”), and ___________________ (the “Participant”).

The Company and Participant agree as follows:

1.

Grant of Option. Pursuant to you Option Grant Notice, Participant is hereby granted a Non-Discretionary Stock Option (“the Option”) pursuant to the VIEW SYSTEMS, INC. 2010 EQUITY INCENTIVE PLAN (the “Plan”) to purchase the number of shares of Common Stock of the Company indicated on your Grant Notice.  This Option and this Agreement are subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect. Any terms which are used in this Agreement without being defined and which are defined in the Plan shall have the meaning specified in the Plan.

2.

Date of Grant. The date of the grant of the Option is the date set forth above, the date of the action by the Committee which administers the Plan (the “Committee”) in granting the same.

3.

 Number and Price of Shares.  The number of shares of Common Stock subject to your option and your exercise price per share referenced in your Grant Notice may be adjusted from time to time for Capitalization Adjustments.

4.

Exercise of Option.

(a) Vesting. Subject to the limitations contained herein, your option will vest as provided in your Grant Notice, provided that vesting will cease upon the termination of your Continuous Service.

(b) Method of Payment.  Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in cash or by check or in any other manner permitted by your Grant Notice, which may include one or more of the following:

(c)  It is the Company’s sole discretion at the time your option is exercised and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.

(d)  It is the Company’s sole discretion at the time your option is exercised and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock either that you have held for the period required to avoid a charge to the Company’s reported earnings (generally six (6) months) or that you did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, you may not exercise your option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

(e)  You may exercise the vested portion of your option (and the unvested portion of your option if your Grant Notice so permits) during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require. The exercise may be made only on whole shares of Common Stock.

(f)  By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (i) the exercise of your option, (ii) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (iii) the disposition of shares of Common Stock acquired upon such exercise.

(g)  Term.  You may not exercise your option before the commencement or after the expiration of its term. The term of your option commences on the Date of Grant and expires upon the earliest of the following:

                      (i) twelve (12) months after the termination of your Continuous Service for any reason other than your Disability or death, provided that if during any part of such twelve (12) month period your option is not exercisable solely because of the condition set forth in Section 5, your option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of twelve (12) months after the termination of your Continuous Service;

                     (ii) twelve (12) months after the termination of your Continuous Service due to your Disability;

                    (iii)

eighteen (18) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates;

                    (iv)

the Expiration Date indicated in your Grant Notice; or

                    (v)

the day before the tenth (10th) anniversary of the Date of Grant.

5.

Change in Control.

(a) In the event of (i) a Corporate Transaction, or (ii) any Exchange Act Person becoming the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, then your option shall (contingent upon the effectiveness of such transaction) become fully vested and exercisable immediately prior to the effectiveness of such transaction, and your option shall terminate if not exercised at or prior to such time.

(b) Except as otherwise provided in a written agreement between you and the Company, if any payment or benefit you would receive pursuant to a Change in Control from the Company or otherwise (“Payment”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment shall be equal to the Reduced Amount. The “Reduced Amount” shall be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax, or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in your receipt, on an after-tax basis, of the greater amount of the Payment notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting “parachute payments” is necessary so that the Payment equals the Reduced Amount, reduction shall occur in the following order unless you elect in writing a different order (provided, however, that such election shall be subject to Company approval if made on or after the effective date of the event that triggers the Payment): reduction of cash payments; cancellation of accelerated vesting of Stock Awards; reduction of employee benefits. In the event that acceleration of vesting of Stock Award compensation is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of your Stock Awards (i.e., earliest granted Stock Award cancelled last) unless you elect in writing a different order for cancellation.

(c) The accounting firm engaged by the Company for general tax purposes as of the day prior to the effective date of the Change in Control shall perform the foregoing calculations. If the accounting firm so engaged by the Company is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Company shall appoint a nationally recognized accounting firm to make the determinations required hereunder. The Company shall bear all expenses with respect to the determinations by such accounting firm required to be made hereunder.

(d) The accounting firm engaged to make the determinations hereunder shall provide its calculations, together with detailed supporting documentation, to you and the Company within fifteen (15) calendar days after the date on which your right to a Payment is triggered (if requested at that time by you or the Company) or such other time as requested by you or the Company. If the accounting firm determines that no Excise Tax is payable with respect to a Payment, either before or after the application of the Reduced Amount, it shall furnish you and the Company with an opinion reasonably acceptable to you that no Excise Tax will be imposed with respect to such Payment. Any good faith determinations of the accounting firm made hereunder shall be final, binding and conclusive upon you and the Company.

6.

Limited Transferability of Option. This Option may not be transferred, gifted, bequeathed, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily, except that the Board may permit a transfer, upon the Participant’s death, to beneficiaries designated by the Participant as provided in Sections 13.14 and 6.8.3 of the Plan. The Board may also permit a limited transfer due to disability, or retirement as provided in Section 6.8.2 of the Plan.

7.

Securities Law Compliance.   Notwithstanding anything to the contrary contained herein, you may not exercise your option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

8.

Option Not a Service Contract.  Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option shall obligate the Company or an Affiliate, their respective stockholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

9.

Withholding of Taxes.  As a condition to the issuance of the Option Shares, the Participant shall (a) remit to the Company at the time of any exercise of the Option any taxes required to be withheld by the Company under federal, state or local laws as a result of the exercise of the Option; or (b) instruct the Company to withhold in accordance with applicable law from any compensation payable to the Participant the taxes required to be held by the Company under federal, state or local laws as a result of the exercise of the Option; or (c) make other arrangements acceptable to the Board in its discretion. The Company may in its sole and absolute discretion withhold a portion of the Option Shares that otherwise would be issued to the Participant upon exercise of the

Option in order to satisfy tax withholding requirements, or it may in its sole and absolute discretion permit Participant to tender Option Shares previously acquired in order to satisfy such requirements.  The determination of the amount of any such withholding and the satisfaction of this condition shall be made by the Company in its sole discretion.

10.

Governing Law. This Option Agreement shall be construed and shall take effect in accordance with the laws of the State of Nevada, without regard to the conflicts of laws, rules of such State.

11.

Amendment. Subject to the terms and conditions of the Plan, the Board may modify, extend or renew the Option, or accept the surrender of the Option to the extent not theretofore exercised and authorize the granting of new Options in substitution therefore, except that no such action shall diminish or impair the rights under the Option without the consent of the Participant.

12.

Interpretation. The interpretations and constructions of any provision of and determinations on any question arising under the Plan or this Agreement in good faith shall be made by the Board, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties.

13.

Miscellaneous. This Option Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto. If any provision of this Option Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Option Agreement and the application of such provision to other circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. All notices or other communications which are required to be given or may be given to either party pursuant to the terms of this Option Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party. Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this Section 20.

IN WITNESS WHEREOF, the Company, by a duly authorized officer of the Company and Participant, has executed this Option Agreement, effective as of the date of grant.

VIEW SYSTEMS, INC.

By: __________________

Date: _____________

Title: ________________

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Option Agreement and to all the terms and provisions of the Plan herein incorporated by reference.

PARTICIPANT

_____________________

 _________________

Signature

Date

_____________________

__________________

Print

Address

NON-DISCRETIONARY GRANT PROGRAM FOR DIRECTORS

The undersigned Participant and View Systems, Inc. (the “Company”) are parties to a Non-Discretionary Grant Program for Directors (the “Option Agreement”).  The Participant hereby notifies the Company that the Participant wishes to exercise Options for the number of Shares(s) specified below as of the exercise date indicated.  All Capitalized terms in this Certificate have the meanings given to them in the View Systems, Inc., 2010 Equity Incentive Plan (the “Plan”) and the Option Agreement.

Number of Option Shares with respect to which Options are Exercised:
Exercise Price per Share:
Aggregate Exercise Price:
Form of Payment:
Exercise Date:

The Participant represents and warrants to the Company that Shares acquired upon exercise of the Options are being acquired for investment purposes.  The Participant acknowledges that Shares acquired upon exercise of the Options have not been registered under the Securities Act of 1933 (the “Act”) or any state securities law and are “restricted securities” as defined in Rule 144 promulgated under the Act and that upon exercise of the Options, certificates for Shares so acquired may bear restrictive legends limiting transferability.  The Shares may not be transferred, sold, offered for sale or otherwise distributed except (i) in conjunction with an effective registration statement of the shares under the Act, or (ii) pursuant to an opinion of counsel satisfactory to the Company that such transfer, sale, offer or distribution is exempt from the registration provisions of the Act and applicable state securities laws.  The Company has no obligation to register the Shares or to include the Shares in any future registration statement.  The Shares are also subject to certain transfer restrictions set forth in the Plan and Option Agreement, which restrictions are hereby acknowledged by the Participant

_____________________________

_____________________________

Participant Signature

Date

___________________________

_____________________________

Print or Type Name

Participant Address

Accepted by View Systems, Inc.:

By:  _________________________

Title:  ________________________